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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 18, 2002



                                   ALCOA INC.
                                   ----------
             (Exact name of Registrant as specified in its charter)




        Pennsylvania                 1-3610                   25-0317820
        ------------                 ------                   ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)          Identification Number)




201 Isabella Street, Pittsburgh, Pennsylvania                 15212-5858
---------------------------------------------                 ----------
  (Address of Principal Executive Offices)                    (Zip Code)



                   Office of Investor Relations  212-836-2674
                   Office of the Secretary       412-553-4707
                   ------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5.    OTHER EVENTS.

           On March 18, 2002, Alcoa Inc. announced that it had entered into an agreement to acquire Chicago-based Ivex Packaging Corporation in which the shareholders of Ivex will receive $21.50 per share in cash. A copy of the press release is filed herewith as Exhibit 99 and is hereby incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits

           99      Press Release dated March 18, 2002.









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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALCOA INC.

                                         By:  /s/ Lawrence R. Purtell
                                              ----------------------------------
                                              Lawrence R. Purtell
                                              Executive Vice President and
                                              General Counsel

Dated:  March 18, 2002













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                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------

99                      Press Release dated March 18, 2002.







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